Exhibit 99.03


                                STATE OF DELAWARE


                                   CERTIFICATE
                                       OF
                               LIMITED PARTNERSHIP


TO THE SECRETARY OF STATE OF THE STATE OF DELAWARE:

                  The undersigned, for the purposes of forming a limited partnership under the provisions of the Delaware Code Annotated, Title 17, ss.201, does hereby execute and file the following Certificate of Limited
Partnership:

         1........ The name of limited partnership:

Olympus Communications, L.P.

         2........ The address of the registered office in the State of Delaware:

NAME                              ADDRESS                             CITY            STATE           ZIP CODE
The Prentice-Hall                 229 South State Street              Dover           Delaware        19901
Corporation System, Inc.
         3........ The address of the registered agent in the State of Delaware:

NAME                              ADDRESS                             CITY             STATE         ZIP CODE
The Prentice-Hall                 229 South State Street              Dover            Delaware      19901
Corporation System, Inc.
         4........ The name and business address of each general partner:

NAME                              ADDRESS                             CITY             STATE         ZIP CODE
ACP Holdings, Inc.                5 West Third Street                 Coudersport      PA             16915
                                  P. O. Box 472
Dorellenic Cable                  5 West Third Street                 Coudersport      PA             16915
  Partners                        P. O. Box 472


OLYMPUS COMMUNICATIONS, L.P.

ACP Holdings, Inc., General Partner

Dated: October 25, 1989 By: /s/ Michael J. Rigas
Michael J. Rigas, Vice President

Dorellenic Cable Partners, General Partner

Dated: October 25, 1989 By: /s/ Michael J. Rigas
Michael J. Rigas, General Partner

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                          OLYMPUS COMMUNICATIONS, L.P.


It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the "Partnership") is Olympus Communications, L.P.

SECOND: Pursuant to provisions of Section 17-202, Title 6, of the Delaware Code Annotated, the Certificate of Limited Partnership is amended as follows:

                  Item 4 of the Certificate of Limited Partnership stating the names and addresses of the general partners of the Partnership is hereby amended to reflect the withdrawal of Dorellenic Cable Partners as a general partner of the Partnership.

The undersigned, a general partner of the Partnership, executed this Certificate of Amendment on October 29, 1992.


ACP HOLDINGS, INC., General Partner


By: /s/ Daniel R. Milliard
Name: Daniel R. Milliard
Title: Vice President

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                          OLYMPUS COMMUNICATIONS, L.P.


It is hereby certified that:

                  FIRST: The name of the limited partnership (hereinafter called the "Partnership") is Olympus Communications, L.P.

                  SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended to reflect the addition of a new General Partner to the Partnership, that being Cable GP, Inc. with an address of 1400 Centerpark Boulevard, Suite 600, West Palm Beach, Florida 33401.

                  The undersigned, the general partners of the Partnership, executed this Certificate of Amendment on March 14, 1995.

OLYMPUS COMMUNICATIONS, L.P.

By ACP Holdings, Inc.
Managing General Partner

By: /s/ LeMoyne T. Zacherl
Name: LeMoyne T. Zacherl
Title: Vice President

By: Cable GP, Inc.
New General Partner

By: /s/ L. J. Gelber
Name: L. J. Gelber
Title: President